SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 14(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 12, 1997
                                                       -------------------------


                               AVESIS INCORPORATED
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             (Exact name of registrant as specified in its charter)



         Delaware                   0-15304                      86-0349350
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(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)             File Number)               Identification No.)



          3724 North Third Street, Suite 300
          Phoenix, Arizona                                               85012
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         (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (602) 241-3400
                                                   -----------------------------

          100 West Clarendon Avenue, Suite 2300, Phoenix, Arizona 85013
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         (Former name or former address, if changed since last report)

Item 5.           Other Events


         On December 12, 1997 the Company's Board of Directors agreed to extend the term of the Company's Management Agreement with National Health Enterprises, Inc. ("NHE") to March 18, 2003. The Management Agreement provides that NHE will manage substantially all aspects of the Company's business, subject to certain limitations and the direction of the Company's Board of Directors. The Management Agreement was originally effective March 18, 1993 and had an initial term of five years. Also effective March 18, 1998, the Company's Board of Directors agreed to increase the cash compensation paid to NHE under the Management Agreement by $50,000 per year to $250,000 per year. NHE is owned by Kenneth L. Blum, Jr., the son of the Company's President and CEO.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AVESIS INCORPORATED
                                        (Registrant)



Dated: December 23, 1997                By /s/ Joel H. Alperstein
                                           -------------------------------------
                                           Joel H. Alperstein
                                           Director of Finance and Treasurer
                                           (Principal Financial Officer)